Exhibit 99.1
2009 Third Quarter Earnings Call October 30, 2009

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena, and acts of sabotage, wars or terrorist activities; economic conditions, including the current recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; the credit quality and/or inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor's relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of continued disruptions in US credit markets; financial restrictions under Oncor's revolving credit facility and indentures governing its debt instruments; Oncor's ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor's ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is located on Oncor's website, www.oncor.com, under the 'News' tab in the Investor Information section, and also filed with the SEC.

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Oncor Management Investment Ring-fenced Oncor's Ratings Held Stable Due To Strength Of Ring- Fencing

Competitive Renewable Energy Zones May 15th Final Order on Rehearing issued approving Oncor for over $1.3B including over 800 miles of new lines over 40 counties 9 of 14 CCNs filed to date with one CCN approved Line routing analysis for remaining CCNs continues Completed first CREZ project and commenced construction on 7 of the 51 major projects $84M in capital expenditures through September 30, 2009 Projected completion in 2013

Oncor's Advanced Metering System Is A Fundamental Change 690K meters installed by year end Allows for innovative rate options Provides platform for load control Remote connect and disconnect capability Communication into the home Outage and restoration notification will aid reliability Reduces safety risks Oncor is installing 30,000 meters a week

Oncor's Rate Case Final Order Released In August

- **PUCT estimates increase of $115M over 2007 test year adjusted revenues**
  - Includes ~$35M of transmission cost that Oncor was recovering prior to this Final Order
  - Includes ~$10M of energy efficiency costs that Oncor was recovering prior to this Final Order
  - Rates were determined during a regulatory proceeding, based on the analysis of Oncor's rate base and cost of service for a 2007 test year
  - Oncor's rates continue to be the lowest among IOU's in ERCOT
  - Rates became effective September 17, 2009
  - Required write-off of $25M in regulatory assets
- **Key findings made by the PUCT**
  - Recognized and affirmed Oncor's corporate ring-fence by rejecting a proposed consolidated tax savings adjustment
  - Approved the recovery of all of Oncor's capital investment in its T&D system
  - Set Oncor's allowed ROE to 10.25%, based on a capital structure of 60% debt / 40% equity
  - Motions for Rehearing still ongoing, additional order expected in November

Texas monthly wires charges 2009
1,300 kWh (including non-bypassable charges)



Oncor
$37.96
TNMP
$38.91
AEP North
$43.13
Centerpoint
$43.24
AEP Central
$51.19
$0
$10
$20
$30
$40
$50
$60

Source: company websites

Non-bypassable charges include System Benefit Fund, Nuclear Decommissioning, Transition Charges, and Rate Case Expense Surcharge.

Does not include advanced metering surcharge.

Oncor's rates as approved on September 17, 2009 compared to other investor owned utilities' rates on September 1, 2009.

Oncor Electric Delivery

6

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Weather and Economy Affecting Usage Residential GWH Billed Q3 '08 vs. Q3 '09 Q3 '08 Q3 '09 13092 13415 Large C&I GWH 1 Q3 '08 vs. Q3 '09 Q3 '08 Q3 '09 18989 18081 Electricity Distribution Points of Delivery Q3 '08 vs. Q3 '09; thousands of meters Large C&I Billed MW Demand (Avg) 1 Q3 '08 vs. Q3 '09 Q3 '08 Q3 '09 18202 17883 1 C&I stands for Commercial and Industrial. Q3 '08 Q3 '09 3116 3142 4.8% 2.5% 1.7% 0.8%

Summary of Financial Results1 Adjusted Net Income Q3 '08 vs. Q3 '09; $ millions Q3 '08 Q3 '09 134 144 Adjusted Operating Revenues Q3 '08 vs. Q3 '09; $ millions Q3 '08 Q3 '09 688 726 PP&E, net Q3 '08 vs. Q3 '09; $ millions Q3 '08 Q3 '09 8436 9058 Operating Cash Flow 2 Q3 '08 vs. Q3 '09; $ millions Q3 '08 Q3 '09 297 273 1 Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger. 2 Cash provided by operating activities, as adjusted by footnote 1. 7.5% 8.1% 5.5% 7.4%

Credit Metrics Remained Strong Q3 '08 Q3 '09 376 390 EBITDA Q3 '08 vs. Q3 '09; $ millions EBITDA/Cash Interest TME 9/30/08 vs. TME 9/30/09; Ratio TME 9/30/08 TME 9/30/09 4.6 4.1 Debt/EBITDA TME 9/30/08 vs. TME 9/30/09; Ratio TME 9/30/08 TME 9/30/09 3.7 4 Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger. 3.7%

Oncor's Financial Condition is Strong Revolver Capacity Borrowings Lehman Unfunded Commitment Effective Remaining Capacity Cash Total Available Liquidity 1463 1341 1341 2000 537 122 1341 21 1363 $2.0 billion Secured Revolving Credit Facility Balances at September 30, 2009; $ millions 2,000 537 122 1,341 22 1,363 Rating Outlook Moody's Baa1 Stable Standard & Poor's BBB+ Stable Fitch Ratings BBB Stable 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Maturity 700 650 500 550 Solid Credit Ratings at Oncor No Maturities in Near Term Excludes transition bond debt Oncor's $2.0 billion Credit Facility matures in 2013

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (GAAP) Long-term debt (including current portion) plus bank loans and commercial paper. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and provisions in lieu of income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q3 08 Q3 09 Net Income - Oncor 139 132 Less: Net Income - BondCo - - Less: Effects of fair value accounting (after-tax) (5) (4) Plus: Write-off of Regulatory Assets (after-tax) - 16 Oncor Net Income, excluding BondCo 134 144 Table 1: Oncor Net Income Reconciliation Quarter Ended September 30, 2008 and 2009 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended September 30, 2008 and 2009 $ millions Q3 08 Q3 09 Operating Revenues - Oncor 728 770 Less: Operating Revenues - BondCo (40) (44) Oncor Operating Revenues, excluding BondCo 688 726

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended September 30, 2008 and 2009 $ millions Q3 08 Q3 09 Operating Cash Flow - Oncor 330 312 Less: Operating Cash Flow - BondCo (33) (39) Oncor Operating Cash Flow, excluding BondCo 297 273

Table 4: Oncor EBITDA Reconciliation Quarter Ended September 30, 2008 and 2009 $ millions Q3 08 Q3 09 Net Income - Oncor 139 132 Plus: Depreciation & Amortization - Oncor 128 147 Plus: Provision in lieu of Income Taxes - Oncor 80 55 Plus: Interest Expense - Oncor 80 85 Equals: EBITDA - Oncor, including BondCo 427 419 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (29) (34) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (11) (10) Effects of fair value accounting (pre-tax) (11) (10) Plus: Write-off of Regulatory Assets - 25 Oncor EBITDA, excluding BondCo 376 390

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended September 30, 2008 and 2009 $ millions 9/30/08 9/30/09 Net Income - Oncor 372 (524) Plus: Depreciation & Amortization - Oncor 479 527 Plus: Provision in lieu of Income Taxes - Oncor 224 182 Plus: Interest Expense - Oncor 308 344 Equals: EBITDA - Oncor, including BondCo 1,383 529 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (95) (101) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (47) (43) Effects of fair value accounting (pre-tax) (43) 820 Plus: Write-off of Regulatory Assets 0 25 Oncor EBITDA, excluding BondCo 1,198 1,230

Table 6: Oncor Total Debt Reconciliation As of September 30, 2008 and 2009 $ millions 9/30/08 9/30/09 Short-term debt- Oncor 150 537 Long-term debt due currently - Oncor 102 106 Long-term debt, less due currently - Oncor 5,133 5,031 Total debt - Oncor, including BondCo 5,385 5,674 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (102) (106) Long-term debt, less due currently - BondCo (809) (703) Fair value adjustment - BondCo 9 7 Oncor Total Debt, excluding BondCo 4,483 4,872

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended September 30, 2008 and 2009 $ millions Q3 08 Q3 09 Ref Source Interest expense and related charges - Oncor 308 344 Amortization of debt fair value discount - Oncor (3) (2) Amortization of debt discount - Oncor (6) (6) AFUDC - Oncor 7 5 Cash interest expense - Oncor 306 341 Less: Interest expense - BondCo (47) (43) Oncor cash interest expense, excluding BondCo 259 298 A Oncor EBITDA, excluding BondCo 1,198 1,230 B Table 5 Oncor Total Debt, excluding BondCo 4,483 4,872 C Table 6 EBITDA/Interest - ratio (B / A) 4.6x 4.1x Debt/EBITDA - ratio (C / B) 3.7x 4.0x